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                                                                  Exhibit #10(p)

                          WARRANT TO PURCHASE SHARES OF
                                 COMMON STOCK OF
                             STEARNS & LEHMAN, INC.


CERTIFICATE # WA 17                                    WARRANT FOR 34,950 SHARES

VOID AFTER 5:00 P.M., OHIO TIME, ON OCTOBER 22, 2001, OR IF SUCH DAY IS NOT A BUSINESS DAY, AS DEFINED ON THE REVERSE SIDE HEREOF, AT 5:00 P.M., OHIO TIME, ON THE NEXT FOLLOWING BUSINESS DAY, UNLESS EXTENDED BY STEARNS & LEHMAN, INC. OR PURSUANT TO THE PROVISIONS OF PARAGRAPH 4 ON THE REVERSE SIDE HEREOF.

         THIS CERTIFIES THAT, FOR VALUE RECEIVED QUANTUM CAPITAL CORP. (The "Warrant Holder"), is entitled to purchase from STEARNS & LEHMAN, INC. (The "Company"), subject to the terms and conditions hereof and of the Selling Agreement mentioned below, at any time after October 21, 1997 until 5:00 p.m. Ohio time on October 22, 2001, or if such day is not a Business Day, as defined on the reverse side hereof, at or before 5:00 p.m. Ohio time on the next following Business Day (the "Expiration Date"), the number of fully paid and nonassessable shares of Common Stock, without par value, of the Company (the "Common Stock") stated above, at the price of $5.75 per share of Common Stock, by surrendering this Warrant Certificate with the Subscription Form on the back hereof duly executed, at the office of the Company in the City of Mansfield, Ohio, or at the office of its Warrant Agent, and by paying in full and lawful money of the United States, or by certified check, bank draft, or postal or express money order payable in United States Dollars to the order of the Company, the purchase price for each share of Common Stock as to which this Warrant Certificate is being exercised and upon compliance with and subject to the exceptions set forth herein and in said Selling Agreement.

         In case the Warrant Holder shall exercise this Warrant with respect to less than all of the shares of Common Stock that may be purchased hereunder, a new Warrant Certificate for the balance, continuing on the same terms and conditions as this Warrant Certificate except as to the number of shares of Common Stock which are the subject of this Warrant, shall be signed and delivered to or upon the order of the Warrant Holder.

         The shares of Common Stock subject to purchase hereunder are the shares of such stock or other securities of the Company or its successors as they may exist on the date of the exercise of this Warrant Certificate, whether or not the rights or interests represented by such shares or other securities are equivalent to the rights or interests represented by the shares of Common Stock of the Company authorized at the date hereof.

         In the event this Warrant is not exercised on or before the Expiration Date with respect to all of the shares of Common Stock that may be purchased hereunder, this Warrant Certificate shall become void and of no effect.


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         This Warrant Certificate is issued under and in accordance with that certain Selling Agreement, dated August 28, 1996, by and between the Company and the Warrant Holder (the "Selling Agreement"), and is subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof.

         THIS WARRANT SHALL BE WHOLLY VOID AND OF NO EFFECT AFTER 5:00 P.M., OHIO TIME, ON OCTOBER 22, 2001, OR IF SUCH DAY IS NOT A BUSINESS DAY, AFTER 5:00 P.M., OHIO TIME, ON THE NEXT FOLLOWING BUSINESS DAY, UNLESS EXTENDED BY STEARNS & LEHMAN, INC. OR PURSUANT TO THE PROVISIONS OF PARAGRAPH 4 ON THE REVERSE SIDE HEREOF.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its President or Vice President by manual or facsimile signature attested by its Secretary or Assistant Secretary, by manual or facsimile signature, and a facsimile of its corporate seal to be affixed or imprinted hereon.

                             STEARNS & LEHMAN, INC.
                                      1997
                                      OHIO

STEARNS & LEHMAN, INC.

By:

 /s/ William C. Stearns
--------------------------------------
William C. Stearns, President

ATTEST:

By:

 /s/ Sally A. Stearns
--------------------------------------
Sally A. Stearns, Secretary

Countersigned and Registered:
FIRST-KNOX NATIONAL BANK (Mt. Vernon, Ohio)
Transfer Agent and Registrar


By: /s/ Dave Irvin                                 Dated 4/28/97
--------------------------------------

Authorized Signature




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                             STEARNS & LEHMAN, INC.

1. The Warrant or Warrants represented by this Warrant Certificate (the "Warrant") shall expire at and shall not be exercisable after 5:00 p.m., Ohio time, on October 22, 2001. If said date shall not be a business Day (which, as used in this Warrant Certificate, shall mean a day other than a Saturday, Sunday or other day on which banks in the state of Ohio are authorized by law to remain closed), then the Warrant shall expire at and shall not be exercisable after 5:00 p.m., Ohio time, of the next following date which is a Business Day (the "Expiration Date").

2. The purchase price for each Common Stock Share purchasable pursuant to the exercise of the Warrants (hereinafter referred to as the Warrant Purchase Price") shall be $5.75 per share, payable as provided on the face of this Warrant Certificate and in the Selling Agreement.

3. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a Common Share in connection with the exercise of or conversion of this Warrant, and in any case where the Warrant Holder would, except for the provisions of this paragraph 3, be entitled under the terms of this Warrant Certificate to receive a fraction of a share of Common Stock upon the exercise of this Warrant, the Company shall, upon exercise of the Warrant and receipt of the Warrant Purchase Price, issue the largest number of whole shares of Common Stock to which this Warrant Certificate is entitled. Except upon the exercise of this Warrant and its conversion into the right to receive shares of Common Stock, the Company shall not be required to make any cash or other adjustment in respect of such fraction of a share of Common Stock to which the Warrant Holder would otherwise be entitled. In the event of the exercise of this Warrant and its conversion into the right to receive shares of Common Stock, the Company shall not be required to issue any fraction of a share of Common Stock and may at its option pay cash in lieu of the issuance of such fractional shares, valued at the price of a share of Common Stock immediately prior to the close of business on the date of such exercise. The Warrant Holder, by the acceptance of this Warrant, expressly waives its right to receive a certificate for any fraction of a share of Common Stock or a fractional Warrant upon exercise hereof.

4. This Warrant Certificate may be exchanged and is transferable at the principal corporate office of the Company in the City of Mansfield, State of Ohio, by the registered holder hereof or by its duly authorized representative or attorney, upon surrender of this Warrant Certificate duly endorsed or accompanied (if so required by the Company) by a written instrument or instruments of transfer satisfactory to the Company. If the right to purchase less than all of the shares of Common Stock covered hereby shall be so transferred, the registered holder hereof shall be entitled to receive a new Warrant Certificate or Warrant Certificates covering in the aggregate the whole number of shares of Common Stock with respect to which the right to purchase shall not have been so transferred and the transferee or transferees shall be entitled to receive a new Warrant Certificate or Warrant Certificates covering in the aggregate the remaining whole number of shares of Common Stock.

5. No Warrant Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Warrant Holder, as such, any of the rights of a shareholder of the


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Company or any right to vote, give or withhold consent to any action by the
Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting shareholders, receive dividends or subscription rights, or otherwise, until this Warrant shall have been exercised and the shares of Common Shares purchasable upon the exercise hereof shall have become deliverable: PROVIDED HOWEVER, that any exercise of this Warrant on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the Certificate or Certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open and this Warrant shall not be deemed to have been exercised, in whole or in part as the case may be, until such date for the purpose of determining entitlement to dividends on such common shares, the right to receive notice of meetings or the right to vote.

6. The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

7. This Warrant shall be binding upon any successors or assigns of the Company.

8. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED AND SOLD TO THE UNDERWRITER IN CONNECTION WITH A REGISTERED PUBLIC OFFERING OF THE COMPANY AS "UNDERWRITERS' COMPENSATION" AND, AS SUCH, CANNOT BE SOLD OR OTHERWISE TRANSFERRED, NOR CAN THE COMMON SHARES ISSUED PURSUANT TO THIS WARRANT BE SO SOLD OR TRANSFERRED, EXCEPT PURSUANT TO A REGISTRATION STATEMENT REGISTERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                  PURCHASE FORM

(To be executed by the Warrant Holder if it desires to exercise the Warrant in whole or in part)

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by this
Warrant Certificate for, and to purchase thereunder, __________________ shares of the Common Stock provided for herein, and tenders payment herewith in the amount of $_____________ and requests that certificates for such shares be issued in the name of ____________________________ and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant Certificate for the balance remaining of the shares purchasable under this Warrant Certificate be registered in the name and delivered to the undersigned


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at the address stated below.


Name of Warrant holder: ____________________________


Address: ___________________________________________


DATED: _____________________________________________


------------------------------------------------
Signature of Registered Holder

NOTE: THE ABOVE SIGNATURE MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER, UNLESS THE
CERTIFICATE HAS BEEN ASSIGNED.

SIGNATURE GUARANTEED:  _____________________________



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